                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                            [AMENDMENT NO........]


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a(c) or Section 240.14a-12

                             DIAGNON CORPORATION
- - -------------------------------------------------------------------------------.
               (Name of Registrant as Specified in Its Charter)

                  Michael P. O'Flaherty, Diagnon Corporation
                          9600 Medical Center Drive
                          Rockville, Maryland 20850
- - -------------------------------------------------------------------------------.
                  (Name of Person(s) Filing Proxy Statment)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


 1) Title of each class of securities to which transaction applies:


- - -------------------------------------------------------------------------------.
 2) Aggregate number of securities to which transaction applies:


- - -------------------------------------------------------------------------------.
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


- - -------------------------------------------------------------------------------.
 4) Proposed maximum aggregate value of transaction:


- - -------------------------------------------------------------------------------.
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


 1) Amount Previously Paid:
                           ----------------------------------------------------.

 2) Form Schedule or Registration Statement No.:
                                                -------------------------------.

 3) Filing Party:
                 --------------------------------------------------------------.

 4) Date Filed:
               ---------------------------.



                                 SCHEDULE 14A

COMMON STOCK
   PROXY


                              DIAGNON CORPORATION

                           9600 MEDICAL CENTER DRIVE
                           ROCKVILLE, MARYLAND  20850

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 11, 1995

                              --------------------

The Annual Meeting of Shareholders of Diagnon Corporation (the "Company"), a Delaware corporation, will be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 11, 1995 at 10:00 a.m. for the following purposes:

         1. To elect four directors each to hold office until the next Annual Meeting of shareholders or otherwise as provided in the By-Laws;

         2. To approve the purchase by the Company of approximately 200,000 shares of the Company's stock from John C. Landon (Chairman of the Board and CEO) at market value to fund the repayment by Dr. Landon of the remainder of a Company loan of $90,000;

         3. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the Company; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 1, 1995 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting.

A list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination by shareholders of the Company at the offices of the Company, 9600 Medical Center Drive, Rockville, Maryland, during the ten days immediately preceding the date of the Annual Meeting.

The Annual Report to Shareholders for the year ended May 31, 1995 accompanies this notice.

Shareholders who do not expect to attend the meeting in person are urged to fill out, sign and mail promptly, the enclosed form of proxy.



                                        Michael P. O'Flaherty
                                        Secretary

Rockville, Maryland
September 15, 1995

                              DIAGNON CORPORATION

                           9600 MEDICAL CENTER DRIVE
                           ROCKVILLE, MARYLAND  20850

                              -------------------

                                PROXY STATEMENT

                              -------------------

This proxy statement is furnished in connection with the solicitation by Diagnon Corporation (the "Company") of proxies to be voted at the Annual Meeting of the shareholders to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 11, 1995 at 10:00 a.m., or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Shares represented by duly executed proxies at the meeting will be voted at the meeting. Where shareholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted.

The Company, at the close of business on September 1, 1995, the record date for determination of shareholders entitled to vote at the meeting (the "Record Date"), had outstanding 5,398,244 shares of Common Stock, par value $.01 per share, each share being entitled to one vote with respect to each matter to be voted on at the meeting.

The solicitation of proxies is made by and on behalf of the Board of Directors of the Company. This statement is being mailed to the shareholders on or about September 15, 1995.


                               SECURITY OWNERSHIP

To the knowledge of the Company on the Record Date, the only persons known to hold more than 5 percent of the Common Stock of the Company are:

                                                AMOUNT AND NATURE OF
                                                    BENEFICIAL           PERCENT OF
               BENEFICIAL OWNER                    OWNERSHIP (1)         CLASS (2)
               ----------------                 --------------------     ---------
               J. Thomas August .............           990,240             18.3
               Carole K. Bishop .............           363,040              6.7
                 100 W. 57th St.
                 New York, NY  10019
               John C. Landon (3)(4) ........         1,195,152             22.1
               S. David Leibowitt ...........           586,940             10.9
                 2295 South Ocean Blvd.
                 Palm Beach, FL  33480

(1) As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13(d)(3) under the Securities Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

(2) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

(3)  Includes 51,390 shares in the names of members of Dr. Landon's family.

(4) Assumes the exercise of currently exercisable options to purchase 150,000 shares.

The Company has been advised that the shares of Common Stock owned by Dr. August and Dr. Landon will be voted in favor of the four nominees for director, and in favor of the appointment of Deloitte & Touche LLP as independent public accountants for the Company. The Company has been advised that the shares of Common Stock owned by Dr. August will be voted in favor of the purchase of certain Dr. Landon shares to fund the repayment of a Company loan and that Dr. Landon will abstain from voting on this matter.


                         ITEM 1  ELECTION OF DIRECTORS

Four persons have been nominated for election as directors to serve until the next Annual Meeting of shareholders and until their respective successors are duly elected and qualified. IN THE ABSENCE OF A CONTRARY SPECIFICATION, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED BELOW. If any nominee becomes unavailable as a candidate for election for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Company has no reason to believe that any nominees named below will be unable to serve if elected.

All four of the nominees are presently directors of the Company. J. Thomas August has been a director of the Company since 1982, John C. Landon has been a director since 1986, Charles C. Francisco has been a director since 1991, and Charles F. Gauvin has been a director since 1992. The terms of all four directorships will run from October, 1995 to the next Annual Meeting of the Company's shareholders. Election of the four (4) nominees will require the affirmative vote of the holders of a plurality of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting.

The following table sets forth the name and principal occupation of each nominee, the period without interruption for which he has been a director of the Company, the names and titles of the Executive Officers of the Company, and the amount and percent of class of stock of the Company beneficially owned by each nominee, each Executive Officer, and the Executive Officers and Directors as a group as of the Record Date. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

                                                                  DIRECTOR OF
                                                                   COMPANY
                                   PRINCIPAL OCCUPATION            WITHOUT      NATURE OF                 PERCENT
                                  & BUSINESS EXPERIENCE          INTERRUPTION   BENEFICIAL                   OF
NAME AND ADDRESS          AGE        PAST FIVE YEARS                SINCE       OWNERSHIP     CLASS       CLASS (1)
- - ----------------          ---     ---------------------          ------------  -----------    -----       ---------
J. Thomas August          68      Nominee; Prof. & Director            1982       990,240     Common       18.3
School of Medicine                of the Dept. of Pharmacology                    (sole)
Johns Hopkins Univ.               and Molecular Sciences at
725 N. Wolfe St.                  The Johns Hopkins Univ.
Baltimore, MD 21205               School of Medicine
                                  Baltimore, MD for more
                                  than five years.

John C. Landon            58      Nominee; Chairman of the             1986     1,143,762     Common       22.1
9600 Medical Ctr. Dr.             Board (since February 1987)                   (sole)(2)
Rockville, MD 20850               & CEO & President (since May                     51,390
                                  1986) of the Company.                        (joint)(3)
                                  President of the Company's
                                  BIOQUAL, Inc. subsidiary
                                  (since 1982).  Also serves as
                                  President, CEO, Treasurer &
                                  a director of Enhanced
                                  Therapeutics, Inc. a cancer
                                  treatment research company.

Charles C. Francisco      57      Nominee; From 1992 to the            1991       10,000      Common        0.2
25 Ridge Creek Trail              present, President, CEO & a                  (sole)(4)
Moreland Hills, OH  44022         Director of Victoreen, Inc.,
                                  Cleveland, OH, a manufacturer
                                  of radiation measuring
                                  instrumentation.  From 1992
                                  to the present, Director of
                                  Environmental Restoration
                                  Systems, Inc., Middletown, PA,
                                  pollution removal equipment
                                  makers.  From 1992 to 1995,
                                  Director of R.E. Wright &
                                  Assoc., Inc., Middletown, PA,
                                  an earth consulting company.
                                  From June 1991 to June 1992,
                                  President & Director of AMC
                                  Group, Inc., Rye, NY, a private
                                  investment holding company.
                                  From 1987 to 1991, President
                                  & Director of Hypres, Inc.,
                                  Elmsford, NY, a startup company
                                  in supercomputing technology.

                                                                 DIRECTOR OF
                                                                   COMPANY
                                  PRINCIPAL OCCUPATION             WITHOUT         NATURE OF               PERCENT
                                  & BUSINESS EXPERIENCE          INTERRUPTION      BENEFICIAL                OF
NAME AND ADDRESS          AGE        PAST FIVE YEARS                 SINCE         OWNERSHIP       CLASS   CLASS (1)
- - ----------------          ---     ---------------------          ------------     -----------      -----   ---------
Charles F. Gauvin          40     Nominee; Currently President         1992          10,000        Common     0.2
Trout Unlimited                   and CEO and from 1991 to                         (sole)(4)
1500 Wilson Blvd.                 1994 Executive Director,
Arlington, VA,  22209             of Trout Unlimited, Arlington,
                                  VA, a non-profit organization
                                  dedicated to protection and
                                  conservation of trout and
                                  salmon and their habitats.
                                  From 1986 - 1991, associated
                                  with the law firm of Beveridge
                                  & Diamond, P.C., Washington,
                                  D.C.

Michael P. O'Flaherty      56     Company Secretary and                              95,000        Common     1.8
Diagnon Corporation               Corporate Vice President                         (sole)(5)
9600 Medical Center Dr.           since June, 1988, and Chief
Rockville, MD  20850              Operating Officer since
                                  June, 1994.  Mr. O'Flaherty's
                                  duties for the Company include
                                  most functions of general
                                  management.

David A. Newcomer          34     Appointed Company Acting                           10,000        Common     0.2
Diagnon Corporation               Controller in May, 1989,                         (sole)(6)
9600 Medical Center Dr.           Controller in June, 1990
Rockville, MD  20850              and Chief Financial Officer
                                  in June 1994.  Mr. Newcomer's
                                  duties include the management
                                  of the Company's financial
                                  functions.

Leanne DeNenno             41     An employee of the Company's                       11,000        Common     0.2
BIOQUAL, Inc.                     subsidiary, BIOQUAL, since                       (sole)(7)
9600 Medical Center Dr.           1982.  Appointed Head of
Rockville, MD  20850              Animal Research Programs in
                                  in 1988, and Vice President
                                  of the Medical Center Drive
                                  Division of BIOQUAL in 1991.

                                                                   DIRECTOR OF
                                                                     COMPANY
                                  PRINCIPAL OCCUPATION               WITHOUT         NATURE OF               PERCENT
                                  & BUSINESS EXPERIENCE            INTERRUPTION      BENEFICIAL                 OF
NAME AND ADDRESS          AGE        PAST FIVE YEARS                  SINCE          OWNERSHIP       CLASS   CLASS (1)
- - ----------------          ---     ---------------------            ------------     -----------      -----   ---------
Richard P. Bradbury       60      Employed as Vice President of                        11,000       Common      0.2
BIOQUAL, Inc.                     the Company's SEMA subsidiary                      (sole)(7)
2501 Research Blvd.               in November, 1989.  Concurrent
Rockville, MD  20850              with the merger of SEMA into
                                  the Company's other subsidiary,
                                  BIOQUAL, in 1991, was appointed
                                  Vice President of the Research
                                  Blvd. Division of BIOQUAL.

Jerry R. Reel, Ph.D.      57      Employed as Vice President,                           7,000       Common      0.1
BIOQUAL, Inc.                     Science, of the Company's                          (sole)(8)
9600 Medical Center Dr.           subsidiary, BIOQUAL since
Rockville, MD  20850              October, 1991.  From 1990 to
                                  1991, private consultant.  From
                                  1989 to 1990, Vice President,
                                  Administration, and Senior
                                  Director, Toxicology, for
                                  Integrated Laboratory Systems,
                                  Inc., Research Triangle Park, NC.


All Executive Officers    -                -                                        2,339,392       Common     43.3
and Directors as a group
(9 Persons) (2)(3)(4)(5)(6)(7)(8)

- - ----------------
(1) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

(2) Assumes the exercise of currently exercisable options to purchase 150,000 shares.

(3)  Includes 51,390 shares in the names of members of Dr. Landon's family.

(4) Assumes the exercise of currently exercisable options to purchase 10,000 shares.

(5) Assumes the exercise of currently exercisable options to purchase 95,000 shares.

(6) Assumes the exercise of currently exercisable options to purchase 10,000 shares.

(7) Assumes the exercise of currently exercisable options to purchase 11,000 shares.

(8) Assumes the exercise of currently exercisable options to purchase 7,000 shares.

           THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

The Board of Directors held four meetings in fiscal year 1995. All board members were present at each meeting.

The Board has established two committees, the compensation committee and the audit committee.

The compensation committee (currently consisting of Messrs. August and Gauvin) meets as necessary to determine Dr. Landon's compensation. Dr. Landon determines the compensation of the Company's other employees. There were no formal meetings of the compensation committee during fiscal year 1995.

The responsibilities of the audit committee (currently consisting of Messrs. Francisco and Gauvin) include recommending to the full Board the selection of the Company's independent public accountants, discussing the arrangements for the proposed scope, and the results of the annual audit with management and the independent public accountants; reviewing the scope of non-audit professional services provided by the independent public accountants; obtaining from both management and the independent public accountants their observations on the Company's system of internal accounting controls; and reviewing the overall activities and recommendations of the Company's internal auditors. There were no formal meetings of the audit committee in fiscal year 1995.

Messrs. Francisco, August and Gauvin have agreements with the Company extending through the term of their election. The agreements for Messrs. Francisco, August (effective July, 1994) and Gauvin provide for quarterly payments of $1,000 each as directors fees and payments of $500 for attendance at Board of Directors meetings. The agreement with Mr. August also provides payments of $1,000 per day for his participation with the Company as director and as Scientific Adviser. The Company also reimburses Company related travel expenses incurred by any of the directors.

During fiscal year 1995, the Company paid the following cash compensation to directors:

                                          Attendance of Board Meetings         Travel to
                          Directors        Meetings and Consultation         Board Meetings
Dr. J. Thomas August        3,000                     1,500                           0
Charles C. Francisco        4,000                     2,000                         611
Charles F. Gauvin           4,000                     2,000                           0

             REMUNERATION OF EXECUTIVE OFFICERS AND RELATED MATTERS

The following table sets forth information with respect to remuneration paid during the last three fiscal years to the Chief Executive Officer and the other Company Officers whose compensation exceeded $100,000.

            Name and Principal                 Salary      Bonus      Other Annual Compensation
                 Position              Year      ($)        ($)                 ($)
         -------------------------    ------  --------- ---------   ---------------------------------
         John C. Landon               1995      160,000    139,963                 32,723 1/
         CEO, President, Chairman     ----
          of the Board                1994      154,000    149,773                 32,723 1/
                                      ----
                                      1993      160,000    137,175                 32,723 1/
                                      ----

         Michael P. O'Flaherty        1995      108,675     17,115                  8,827 2/
         Chief Operating Officer,     ----
          Secretary                   1994       99,000     15,085
                                      ----
                                      1993       98,700      5,000
                                      ----

         Jerry R. Reel                1995      110,636      3,405
         Vice President,              ----
          Subsidiary                  1994       97,641        655
                                      ----
                                      1993       93,874
                                      ----

- - -------------------------
 1/ Other annual compensation for the CEO for the years 1994, 1993 and 1992 represents premiums for a $1,000,000 Split Dollar Life Insurance Policy.

 2/ Other annual compensation for the Chief Operating Officer for the year 1995 represents premiums for a $250,00 Split Dollar Life Insurance Policy.

Dr. Landon has an employment agreement with the Company, extending through May 31, 1996. Pursuant to this agreement, Dr. Landon's base compensation is $160,000 per year. The agreement provides for various additional incentive compensation dependent upon the results of the Company's operations each year through the term of employment. On April 30, 1993, Dr. Landon requested and received Board of Directors concurrence to reduce his base salary for fiscal year 1994 by 3.5% to assist the Company in its efforts to contain operating costs. On June 1, 1994, Dr. Landon's base compensation returned to $160,000 per year.

On June 1, 1988 the Company and Dr. Landon agreed to consolidate the previous loan facilities available to Dr. Landon into a single loan of $100,000. The consolidated loan had a five year term with repayment of principal deferred for three years. The loan bears interest at the six month certificate of deposit rate paid by Signet Bank, Maryland and the rate is adjusted quarterly. On September 29, 1989 the Company agreed to increase the loan to $125,000. On September 21, 1990, the Company agreed to increase the loan to $150,000. Pursuant to Dr. Landon's current employment agreement, the loan is to be repaid in five installments of $30,000 plus interest within six weeks after the end of each of the next five fiscal years beginning with fiscal year 1992.

The largest amount owed by Dr. Landon during the fiscal year ended May 31, 1995 in respect to his loan facilities was $90,000, excluding interest accrued amounting to $4,455. There was no addition to the loan during this fiscal year. On July 1, 1994, Dr. Landon made a payment of $2,745 on accrued interest. On June 6, 1994, the Company agreed to defer Dr. Landon's third $30,000 repayment and make the payment due as two $15,000 installments paid with the fourth and fifth $30,000 repayments respectively. On May 31, 1995, the Company agreed in principle to purchase Company stock from Dr. Landon at market value to fund the repayment by Dr. Landon of the remainder of the Company loan (see Item 2).

                              STOCK OPTION GRANTS IN LAST FISCAL YEAR

                      Number of           % of Total
                      Securities        Stock Options
                      Underlying         Granted to
                     Stock Options      Employees in          Exercise       Expiration
     Name             Granted (#)        Fiscal Year        Price ($/Sh)        Date
- - ---------------      -------------      -------------       ------------     ----------
NONE





Aggregated Option Exercises in Last Fiscal Year, and FY - End Option Value 1/


                                                            Value of
                                    Number of              Unexercised
                                  Unexercised             In-the-Money
                                    Options                  Options
                                  at FY-End (#)           at FY-End ($)

        Name                      Exercisable              Exercisable
- - -----------------------          -------------           ---------------
John C. Landon                         150,000  2/                26,715
CEO, President,
 Chairman of the Board

Michael P. O'Flaherty                   85,000  2/                31,363
Executive Vice President,
 Secretary

- - ------------------------------
1/  No options were exercised in the last fiscal year.
2/  All options reported in the table are fully exercisable.

                 ITEM 2 - PURCHASE OF STOCK FROM J.C. LANDON

On June 1, 1988 the Company and Dr. Landon agreed to consolidate the previous loan facilities available to Dr. Landon from the Company into a single loan of $100,000. The consolidated loan had a five year term with repayment of principal deferred for three years. The loan bears interest at the six month certificate of deposit rate paid by Signet Bank, Maryland and the rate is adjusted quarterly. On September 29, 1989 the Company agreed to increase the loan to $125,000. On September 21, 1990, the Company agreed to increase the loan to $150,000. Pursuant to Dr. Landon's current employment agreement, the loan is to be repaid in five installments of $30,000 plus interest within six weeks after the end of each of the next five fiscal years beginning with fiscal year 1992.

The largest amount owed by Dr. Landon during the fiscal year ended May 31, 1995 in respect to his loan facilities was $90,000, excluding interest accrued amounting to $4,455. There was no addition to the loan during this fiscal year. On July 1, 1994, Dr. Landon made a payment of $2,745 on accrued interest. On June 6, 1994, the Company agreed to defer Dr. Landon's third $30,000 repayment and make the payment due as two $15,000 installments paid with the fourth and fifth $30,000 repayments respectively. On May 31, 1995, in recognition of Dr. Landon's service to the Company and in order to promote Dr. Landon's continued employment with the Company, the Board of Directors agreed in principle to purchase common stock of the Company held by Dr. Landon at market value in an amount sufficient to fund the payment of the $45,000 installment payment plus accrued interest due after fiscal year 1995 and in a similar manner to purchase common stock of the Company held by Dr. Landon at market value in an amount sufficient to fund the payment of the final $45,000 installment payment plus accrued interest due after fiscal year 1996. The 1996 payment would be made at the time the loan payment is due.

The Board's resolution was approved (3-0, J.C. Landon abstaining).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PURCHASE OF DIAGNON SHARES FROM DR. LANDON TO RETIRE DR. LANDON'S COMPANY LOAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

            ITEM 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors recommends the ratification of the firm of Deloitte & Touche LLP as independent public accountants for fiscal year 1996. As in prior years, representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions raised at the meeting.

Deloitte & Touche LLP has audited the financial statements of Diagnon since 1982. Services provided in connection with the audit function by Deloitte & Touche LLP for the fiscal year 1995 included primarily the examination of Diagnon consolidated financial statements, and the review of filings with the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 1996. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.


                             SHAREHOLDER PROPOSALS

Shareholders who wish to submit proposals at future Annual Meetings of shareholders should submit such proposals to the Company at its headquarters at 9600 Medical Center Drive, Rockville, Maryland 20850. Such proposals must be received by the Company by May 16, 1996.

The Company will not be required to include in its Proxy Statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.


                                 OTHER MATTERS

The expense of preparing, assembling, printing and mailing the form of proxy material used for the solicitation of proxies by use of mails will be borne by the Company. The Company has not retained any firm to solicit proxies on behalf of the Company. Company directors and officers of the Company may solicit proxies in person or by telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners of Common Stock.

So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the person or persons voting said proxy.

THE COMPANY'S REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1995 ACCOMPANIES THIS PROXY STATEMENT. UPON THE WRITTEN REQUEST OF A SHAREHOLDER OF THE COMPANY ADDRESSED TO MICHAEL P. O'FLAHERTY, SECRETARY OF THE COMPANY, AT 9600 MEDICAL CENTER DRIVE, ROCKVILLE, MARYLAND 20850, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH SHAREHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-A UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                                 By Order of the Board of Directors


                                 John C. Landon
                                 Chairman of the Board & Chief Executive Officer

COMMON STOCK
   PROXY


                             DIAGNON CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 11, 1995

   The undersigned hereby appoints J. Thomas August and Michael P.
   O'Flaherty and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of Diagnon Corporation (the "Company") to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on Wednesday, October 11, 1995, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and
   (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES AND PROPOSALS LISTED ON THE REVERSE SIDE HEREOF.

     (Continued, and to be marked, dated and signed, on the other side.)


                            -FOLD AND DETACH HERE-


DIAGNON CORPORATION       ANNUAL MEETING
                          OF STOCKHOLDERS
                          WEDNESDAY OCTOBER 11, 1995
                          10:00 A.M.
                          THE HOLIDAY INN GAITHERSBURG
                          #2 MONTGOMERY VILLAGE AVENUE
                          GAITHERSBURG, MARYLAND

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                I plan to attend
                                                                   the meeting.


(1) ELECTION OF DIRECTORS:

 FOR ALL NOMINEES            WITHHOLD
 listed except as            AUTHORITY
otherwise indicated       to vote for all
  with respect to         nominees listed.
individual nominees.


J. Thomas August, M.D., Charles C. Francisco, Charles F. Gauvin, John C. Landon, Ph.D.


(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, WRITE THE NAME OF SUCH NOMINEE(S) ON THE FOLLOWING LINE.)

- - --------------------------------------------------------------------------------

(2) PURCHASE OF STOCK FROM J.C. LANDON
Approval of purchase of certain Landon
owned Company stock in connection with
retirement of Landon loan.

   FOR    AGAINST   ABSTAIN


(3) RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
Ratification of the selection of Deloitte & Touche as the Company's independent public accountants.

   FOR    AGAINST   ABSTAIN








PLEASE COMPLETE, DATE, SIGN AND MAIL TODAY




DATED: __________________________________________

_________________________________________________

_________________________________________________
                     Signature(s)

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, guardian, etc. or as officer of a corporation, give full title. For joint accounts obtain both signatures.



                 -FOLD AND DETACH HERE-